EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Strategic Combination

May 15, 2014



Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as "expects," "believes," "intends," "anticipates," "plans," "estimates," "potential," "possible," or "probable" or statements that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes, estimates of capital expenditures, expansion of production and reserves, future growth potential, possible acquisitions, the ability to raise future capital, and the anticipated timing for closing the proposed transaction. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and Oak Valley in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: the possibility that Earthstone may be unable to obtain stockholder approval or the companies may be unable to satisfy the other conditions to closing; that problems may arise in the integration of the businesses of the two companies; that the transaction may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits); the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; fluctuations in oil and gas prices; inability of management to execute its plans to meet its goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; and the possibility that government policies may change. Earthstone's annual report on Form 10-K for the year ended March 31, 2013, recent current reports on Form 8-K, and other Securities and Exchange Commission ("SEC") filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Earthstone and Oak Valley undertake no obligation to revise or update publicly any forward-looking statements except as required by law.

Additional Information About the Proposed Transaction

In connection with the proposed transaction, Earthstone will file with the SEC a proxy statement that will include important information about both Oak Valley and Earthstone. Earthstone also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EARTHSTONE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents when available free of charge at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC by Earthstone can be obtained free of charge from Earthstone's website at www.earthstoneenergy.com or by contacting the Company by mail at 633 Seventeenth Street, Suite 2320, Denver, Colorado 80202, or by telephone at (303) 296-3076.

Participants in Solicitation

Earthstone and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Earthstone in respect of the proposed transaction. Information regarding the person who may, under the rules of the SEC, be considered participants in the solicitation of Earthstone's stockholders in connection with the proposed transaction, including the interests of such persons in the proposed transaction, will be set forth in Earthstone's definitive proxy statement when it is filed with the SEC. You can find information regarding Earthstone's directors and executive officers in Earthstone's definitive proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on July 26, 2013.

This presentation shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Transaction Overview

Earthstone Energy Inc.	Oak Valley Resources, LLC
NYSE MKT: "ESTE"	*$138mm in Cash*
3.2 MMBoe	*11.4 MMBoe*
82% Liquids / 60% PD	*65% Liquids / 32% PD*
16% Ownership in Combined Company	**84% Ownership in Combined Company**

- On May 15, 2014, Earthstone Energy, Inc. ("ESTE") and Oak Valley Resources, LLC ("OVR"), a privately held entity, entered into a definitive Exchange Agreement
  - Earthstone will issue approximately 9.1 million shares to OVR for oil and gas properties and cash
- OVR is led by Frank A. Lodzinski, former Chairman, CEO and President of GeoResources, Inc. ("GEOI") prior to its sale to Halcón Resources Corporation
  - Mr. Lodzinski will be appointed CEO and President of the combined company
  - This transaction represents the fourth public strategic combination Mr. Lodzinski has initiated
  - Earthstone's current CEO and President, Mr. Ray Singleton, will remain in a senior executive capacity
- Board of Directors will include Mr. Singleton, Mr. Lodzinski, and other OVR director nominees
- Headquarters will be relocated to Houston; Denver office maintained for growth
- Expected transaction closing in the third calendar quarter of 2014

Strategic Rationale

Creating a growth-oriented company with significant upside for shareholders

EARTHSTONE Energy Inc.

- Strengths:
  - Stable production and reserves
  - Oil-weighted reserves
  - Bakken upside
- Combination Facilitates:
  - Capital / liquidity to achieve significant growth
  - Operational control of assets
  - Critical mass to realize advantages of being public

- The combination creates:
  - Critical mass
    - Net production of 2,750 Boepd and total proved PV-10 of $186.1mm
  - Highly successful management team
  - Growth potential
    - Positions in both the Eagle Ford and Bakken
  - Well-capitalized company poised for growth
  - $177.3mm in liquidity

OAK VALLEY RESOURCES

- Strengths:
  - Significant production and cash flow
  - Significant liquidity
  - Eagle Ford upside
- Combination Facilitates:
  - Public platform
  - Access to public capital markets
  - Foothold in the Bakken / Rockies
  - Denver presence

Combined Company Overview

- Proven, growth-oriented management team
- Oil-weighted with strong cash margins
- The combined entity will be focused on the Eagle Ford and Bakken
- Robust liquidity with clean balance sheet
  - $139.6mm in pro forma cash; $177.3mm liquidity
- Near-term upside undeveloped acres
  - 20,500 net acres under development (Eagle Ford, Bakken, Grayson County, TX)
  - 18,925 prospective net acres (Milam County, TX)
  - 12,237 prospective net acres (Cheyenne County, NE)
- Houston headquarters with Denver regional office

Pro Forma Asset Location


OVR
ESTE
Office Location

Operational Summary

	OVR	ESTE	Pro Forma
CQ4 '13 Production (Boepd)	2,150	600	2,750
Proved Reserves (MMBoe) (1)	11.4	3.2	14.6
PD Reserves (MMBoe) (1)	3.7	1.9	5.6
% Liquids (1)	65%	82%	69%
Proved PV-10 ($mm) (1)	$125.4	$60.8	$186.1

(1) OVR proved reserves based on estimates provided by Cawley, Gillespie & Associates, Inc. as of December 31, 2013 using SEC prices. ESTE proved reserves prepared internally by its management based on reserve estimates provided by Ryder Scott Company, L.P. as of March 31, 2013 and rolled forward to December 31, 2013 using SEC prices. SEC prices used were $96.94/Bbl for oil and $3.666/MMBtu for gas.

Investment Highlights

Management team with proven ability to create shareholder value

- Initial investors[1] of GeoResources since the strategic combination achieved an IRR of 35% and a ROI of 4.8x
- Prior successful entities
  - Profitable growth, significant shareholder returns, liquidity, and profitable exit
- Demonstrated operational excellence

Well-capitalized to pursue drill-bit growth and acquisitions

- Liquidity of $177.3mm, with $139.6mm in cash and an estimated $37.7mm in pro forma bank debt availability

OAK VALLEY RESOURCES

EARTHSTONE Energy Inc.

Assets concentrated in prolific Eagle Ford and Bakken

- Oil-weighted reserves with attractive economics
- Non-proved upside in Eagle Ford and Bakken with downspacing opportunities and additional formations

Clean and strong balance sheet

- Common equity
- Senior secured reserve-based credit facility
- No additional securities

(1) Initial investors refers to public shareholders in GeoResources at the time the strategic combination was announced

Management

- Strong management and technical team with demonstrated ability and prior success
- Most underlying professional and support staff are Oak Valley investors and have been involved in prior successful ventures with management

	Years of Experience	Years Working Together	Responsibility
Frank Lodzinski	41	25	CEO & President
Ray Singleton	37	-	Operations and A&D, Northern Region
Robert Anderson	26	10	Corporate Development, Reservoir Engineering
Steve Collins	26	16	Completion & Operations
Chris Cottrell	30	16	Land & Marketing
Tim Merrifield	34	13	Geological & Geophysical
Francis Mury	38	25	Drilling & Development
Bret Wonson	12	6	Accounting
Neil Cohen	10	2	Finance

Backed by Top Tier Equity Investors

Oak Valley Management

- Management team recently of GeoResources prior to sale to Halcón Resources in 2012
- CEO has 40 years of experience with several successful prior companies
- Executive officers average over 30 years of industry experience gained from GeoResources and its predecessor entities as well as from other independent E&Ps
- Southern Bay, Texoil, and others

EnCap Investments L.P.

- Leading provider of private equity to the independent E&P sector
- 25-year history of providing capital
- Repeat investors
- Long relationship with Management

ENCAP INVESTMENTS L.P.
Celebrating 25 years

Vlasic Group

- Partnered with Management for 26 consecutive years
- Former investor and director of GeoResources and predecessor entities
- Previously affiliated with Vlasic Foods prior to sale to Campbell Soup

VLASIC GROUP

Wells Fargo

- Part of Wells Fargo Energy Group, a $30bn capital provider to the North American energy industry
- Predecessor entities have previously invested with Management

WELLS FARGO

Friends and Family

- Many repeat investors
- Long-term investment horizons
- Petroleum engineers, geologists, industry bankers and lawyers, asset managers, endowments, family trusts, high net worth individuals
- Source of incremental deal flow and advice

Track Record

- Oak Valley management team has repeatedly executed on its strategy creating significant value for shareholders
  - Success with multiple entities over an extended period of time
  - Several long-term and recurring shareholders
  - Extensive industry and financial relationships
  - Significant technical and financial experience

GeoResources, Inc.

2007 – 2012 GeoResources, Inc.
Eagle Ford, Bakken, Gulf Coast
*Initial investors – **35% IRR***
*Initial investors – **4.8x return***

Southern Bay initial investors (2005) achieved a combined 7.4x ROI upon the merger with GeoResources (2007) and subsequent sale to Halcón Resources (2012)

2005 – 2007 Southern Bay Energy, LLC
Gulf Coast, Permian Basin
*Initial investors – **40% IRR***

2001 – 2004 AROC, Inc. (Private)
Gulf Coast, Permian Basin, Mid-Con
*Preferred investors – **17% IRR***
*Initial investors – **4x return***

1997 – 2001 Texoil, Inc. ("TXLI")
Gulf Coast, Permian Basin
*Preferred investors – **2.5x return***
*Follow-on investors – **3x return***
*Initial investors – **10x return***

1992 – 1996 Hampton Resources Corp. ("HPTR")
Gulf Coast
*Preferred investors – **30% IRR***
*Initial investors – **7x return***

Note: "Initial investors" refers to (i) in the case of private entities, investors that participated in the initial capitalization or recapitalization of the entity at the time a change in management occurred, or (ii) in the case of public entities, public shareholders existing at the date the transaction was announced to the public.

GeoResources – Performance Summary

(Oak Valley management's most recent public company)

Stock Performance (%)



Merger with Southern Bay to Sale to Halcón
Initial Investors:
IRR = 35%
Return on Capital = 4.8x
40
30
20
10
0
4/17/2007
5/7/2008
5/28/2009
6/19/2010
7/10/2011
7/31/2012

Reserves Growth (MMBoe)(1)



CAGR = 57%
40.0
30.0
20.0
10.0
0.0
2.4
15.7
14.6
20.7
24.0
29.2
35.9
2006
2007
2008
2009
2010
2011
2012

EBITDA Growth ($mm)(1)



CAGR = 94%
200.0
150.0
100.0
50.0
0.0
3.3
17.2
49.2
45.8
66.7
89.2
177.6
2006
2007
2008
2009
2010
2011
2012

Production Growth (Boepd)(1)



CAGR = 51%
10,000
7,500
5,000
2,500
0
768
1,826
3,388
4,589
5,090
6,116
9,131
2006
2007
2008
2009
2010
2011
2012

(1) 2012 figures based on H1 2012 actuals and H2 2012 internal projections

EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Go-Forward Strategy

Management's strategy is similar to that used in prior entities which delivered significant returns to shareholders

Asset Strategy

- Optimize Existing Properties
  - Implement operational improvements and efficiencies
  - Fully define geological and engineering upside
- Enhance Production / Cash Flow
  - Acquire liquids production with development potential
  - Pursue tactical operated acquisitions in proximity to existing properties/fields
  - Divest non-core properties
- Growth through the Drill-Bit
  - Acquire acreage at favorable terms
  - Continue to generate and de-risk high-impact drilling opportunities
  - Execute multi-year development drilling program

Corporate Strategy

- Align shareholders and management
- Maintain financial flexibility and a strong balance sheet to facilitate additional acquisitions
- Target low development, operating, and G&A cost structure
- Consistently improve operating margins
- Generate significant cash flow and net income
- Deliver superior returns to shareholders

Asset Overview

Operated Eagle Ford

- 16,855 net acres in Gonzales & Fayette counties in oil window
- Current gross production of 4,400 Boepd
- 40 producing wells
  - 2 rigs running dedicated to the Eagle Ford
  - 1 rig drilling Austin Chalk locations
- 240 identified drilling locations
- Position developed by Oak Valley management team while at GeoResources prior to its sale to Halcón in 2012
  - Pushed Eagle Ford play into northeast Gonzales and Fayette counties
- Oak Valley has a 30% working interest
- Oak Valley initiated and now licenses a 3-D seismic shoot covering 173 square miles


TEXAS
TEXAS
WELL LEGEND
BUDA
EDWARDS
AUSTIN CHALK
EAGLE FORD
COMPANY ACREAGE
OIL WINDOW
GAS CONDENSATE
DRY GAS

Operated Eagle Ford

- 2 rigs currently drilling Eagle Ford locations
  - Newtonville North – 5 well pad, 500 ft spacing
  - Flatonia SW – 5 well pad, 500 ft spacing
  - Offset by Sanchez, Penn Virginia, and Argent
- Eagle Ford
  - Kolar-Labatt lease drilled and completed
    - 5 wells online
      - Average 30-day IP of 737 Boepd (93% oil) based on data from first 3 wells
      - Other 2 wells have been online for less than 30 days
  - 4 wells waiting on completion
- Austin Chalk (Upper)
  - Naturally fractured reservoir
  - 2 wells completed with an additional 6 to 8 locations identified
  - Offset by multiple producers
- Other Potential
  - Upper Eagle Ford, Lower Austin Chalk, Buda, Wilcox, Edwards


FAYETTE
GONZALES
LAVACA
Acreage Legend
Oak Valley
Sanchez
Penn Virginia
Argent
Current Rig Location
Well Legend
Producing Eagle Ford Well
Eagle Ford Drilling Location
Producing Austin Chalk Well
Austin Chalk Drilling Location

EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Non-Operated Eagle Ford

- Non-op position with BHP; 60 gross producing wells
- Two areas totaling 3,130 net acres
  - White Kitchen
    - 15% working interest
    - HBP
    - Gas and liquids
    - 7,625 gross / 1,265 net acres
  - Martin Ranch
    - 10% working interest
    - Minimal continuous drilling requirements
    - Gas
    - 18,660 gross / 1,865 net acres
  - Substantial upside from HBP acres and increased natural gas prices
    - 200 upside locations


TEXAS
WHITE KITCHEN
MARTIN RANCH
La Salle Co.
COMPANY ACREAGE

Non-Operated Bakken

Summary

- 88 gross / 7 net wells
- 10,919 net acres in North Dakota and Montana (3,813 in ND / 7,106 net acres in MT)
- Operators include: Statoil, Oasis, Newfield, Continental, SM Energy, Burlington, Marathon, XTO
- Key Areas:
  - Banks Field – McKenzie County, ND
    - Largest development area
    - Interest in 22 spacing units
    - Operators down-spacing to 6-7 wells per unit
  - Indian Hill Field – McKenzie County, ND
  - Bailey, Champion, & Murphy Creek Fields – Dunn County, ND
  - Mondak Field – McKenzie County, ND
  - Elm Coulee Field – Richland County, MT
  - Divide County, ND & Sheridan County, MT (acreage held by other zones)

Near-Term Plans

- Expand acreage
- Acquire production
- Establish operating presence


Divide
Burke
Sheridan
Roosevelt
Williams
ND
MT
Mountrail
McKenzie
Richland
Dunn
Dawson
Billings
Golden Valley
Wibaux
Stark
HBP Acreage
Bakken Producing Areas

EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Other Areas

Milam County, Texas

- 18,925 net acres prospective for multiple liquids-rich plays (Austin Chalk, Buda, Georgetown, Eagle Ford, Woodbine)
- In close proximity to areas with significant historical Buda production
- Surrounded by permitting and vertical/horizontal development activity by Exxon, Anadarko, and Slawson mostly targeting the Buda formation

Webb County, Texas

- 2,486 net acres
- South Texas oilfield under waterflood redevelopment
- Geologic re-evaluation underway
- Drilled 3 producers and 1 injector
  - Completion and testing underway

Grayson County, Texas

- 1,300 non-op net acres prospective for the Viola Lime
- Operator has drilled and completed 15 horizontal wells to date with encouraging results, of which OVR has participated in 2 wells with working interests of 6% and 34%
  - Gibbons 30-day IP of 330 Boepd
  - Withrow 30-day IP of 472 Boepd

Cheyenne County, Nebraska

- 12,237 net acres
- 70 square miles of 3D Seismic
- Exploratory stage project
- Favorable drilling costs
  - Shallow 6,500' wells
- Fee acreage
- Low regulatory environment

OVR Asset

ESTE Asset

2014 Current Capital Expenditure Budget

	$mm
Drilling and Completion	
Operated Eagle Ford (Fayette / Gonzales Counties)	83.5
Non-Operated Bakken	13.7
Non-Operated Eagle Ford (LaSalle County)	8.0
Operated Austin Chalk (Fayette County)	5.3
Non-Operated Eagle Ford (Fayette / Gonzales Counties)	3.7
Total Drilling and Completion	**114.1**
Leasehold Maintenance and Renewals	**3.3**
Total	**$117.4**

D&C Spend by Area


73%
12%
7%
5%
3%
Operated Eagle Ford (Fayette / Gonzales Counties)
Non-Operated Bakken
Non-Operated Eagle Ford (LaSalle County)
Operated Austin Chalk (Fayette County)
Non-Operated Eagle Ford (Fayette / Gonzales Counties)

12/31/13 Pro Forma Reserve Summary – SEC Pricing(1)

Proved Reserves by Category

14.6 MMBoe


PDNP, 4%
PDP, 35%
PUD, 62%

Proved Reserves by Commodity

14.6 MMBoe


NGL, 9%
Gas, 31%
Oil, 60%

PV-10 by Category

$186.1mm


PDNP, 5%
PUD, 38%
PDP, 57%

CQ4 '13 Production by Commodity

2,750 Boepd


NGL, 12%
Oil, 44%
Gas, 44%

(1) OVR proved reserves based on estimates provided by Cawley, Gillespie & Associates, Inc. as of December 31, 2013 using SEC prices. ESTE proved reserves prepared internally by its management based on reserve estimates provided by Ryder Scott Company, L.P. as of March 31, 2013 and rolled forward to December 31, 2013 using SEC prices. SEC prices used were $96.94/Bbl for oil and $3.666/MMBtu for gas.

EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Pro Forma Earthstone

12/31/13 Proved Reserves (MMBoe)


16.0
12.0
8.0
4.0
0.0
357%
14.6
3.2
ESTE Standalone
ESTE Pro Forma

CQ4 '13 Production (Boepd)


3,000
2,500
2,000
1,500
1,000
500
0
358%
2,750
600
ESTE Standalone
ESTE Pro Forma

% of Operated Proved Reserves


60%
50%
40%
30%
20%
10%
0%
205%
51%
17%
ESTE Standalone
ESTE Pro Forma

Capitalization & Liquidity

- Current liquidity of $177.3mm
  - Cash and Equivalents of $139.6mm
  - $56.5mm borrowing base credit facility ($18.8mm drawn)
- Significant dry powder to ramp up production growth and make acquisitions
- 10.862 million pro forma diluted shares outstanding
  - Existing ESTE – 1.738 million (16% ownership)
  - OVR – 9.124 million (84% ownership)

Pro Forma Liquidity

($mm)	ESTE 12/31/2013	OVR 2/28/2014	Pro Forma
Cash and Equivalents	**$2.1**	**$137.6**	**$139.6**
Revolving Credit Facility	8.0	10.8	18.8
Total Debt	**$8.0**	**$10.8**	**$18.8**
Borrowing Base	$12.0	$44.5	$56.5
Liquidity	**$6.1**	**$171.2**	**$177.3**

EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Contact Information

EARTHSTONE Energy Inc.

OAK VALLEY RESOURCES

Earthstone Energy, Inc.

Ray Singleton
Director, CEO,
and President

Corporate Headquarters
633 17th Street, Suite 2320
Denver, CO 80202
303-296-3076

Website
www.earthstoneenergy.com

Oak Valley Resources, LLC

Frank Lodzinski
Director, CEO,
and President

Neil Cohen
VP, Finance

Corporate Headquarters
110 Cypress Station Drive, Suite 220
Houston, TX 77090
281-298-4246

Website
www.oakvalleyllc.com